Exhibit 99.1

© S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N 1 SS INNOVATIONS PRODUCT PRESENTATION SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. - CONFIDENTIAL

DISCLAIMERS 2 © S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N No Offering of Securities No offer is made by this Investor Presentation (this “ Presentation ”) to invest in SS Innovations International, Inc. (the “ Company ”) or to purchase any of its securities. Any offer to make such an investment or purchase any of its securities will be made only pursuant to definitive offering documentation furnished by the Company. Forward - Looking Statements This Presentation contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended and Section 21 E of the Securities Exchange Act of 1934 , as amended . These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by our forward - looking statements . Examples of forward - looking statements include projected financial information, statements of our plans and objectives for future operations and statements concerning proposed new products and services . In some cases, you can identify forward - looking statements by the use of terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” and other comparable terminology . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, performance or achievements . Actual events or results may differ materially . We undertake no obligation to update any of the forward - looking statements after the date of this Presentation to conform them to actual results . Projected Financial Information The projected financial information included in this Presentation has been prepared by Company management and is subject to a high degree of uncertainty . It is based upon estimates of future events and circumstances that might or might not ultimately prove to be accurate . All of the assumptions upon which the projections are based, and which would be material, are not presented . No representation or warranty can be made as to the accuracy of any of these assumptions . There can be no assurance that the projections will be realized, and actual results may differ materially from those set forth in the projections . The assumptions underlying the projected financial information are inherently uncertain and are subject to significant business, economic, and competitive risks and uncertainties that would cause actual results to differ materially from those projected . No opinion or report on the projected financial information was received from any independent accountants . If the projected results are not achieved, the Company’s business and financial performance could be adversely affected . Because of the above limitations on these projections, you are cautioned about placing undue reliance on them .

“To create a new, technologically advanced system that would surpass the existing surgical robotic systems and be very cost effective to benefit many more patients around the world ” 3 © S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N SSI Vision

Sudhir Prem Srivastava, MD

Founder, Chairman and CEO

SS Innovations Group Companies

Recognizing the global need for an affordable surgical robotic system, Dr. Srivastava, a world renown cardiac surgeon having accumulated more than 1400 robotic cardiac cases, made it his mission to lead a team of engineers to develop an advanced robotic surgical system with more and better features, while being the most cost-effective system globally.



©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

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© S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N 5 Robotic Surgery Global Landscape

Global Landscape of Robotic Surgery

There is a global acceptance of Robotic surgical procedures across the world, for its tremendous benefits

- Faster Recovery Period
- Less Pain & Discomfort
- Greater Precision
- Reduced Risk of Infection
- Better Screening
- Minimal Blood Loss
- Smaller Incisions

Despite this, most of the global market penetration is only in developed economies.

7 billion people do not have easy access to the benefits of robotic surgery, due to

India with a population of 1.4 Billion and 70,000 Hospitals has less than 200 surgical robotic systems and only 1.0% of global robotic surgery cases

- **High Costs**
- **Steep Learning Curve**

This created the need for an advanced, affordable and accessible surgical robotic system

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

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Robotic Surgeries: Changing

Total Number of Surgeries Conducted Using Robotic Systems Globally is Expected to Become ~4X By 2030



Estimated Global Surgery Count 2020
363 Million Total Surgeries
230 Million Conventional Surgeries
133 Million Minimally Invasive Surgeries
1.6 Million Robotic Surgeries
CAGR ~1%
CAGR ~6%
CAGR ~15%
Projected Global Surgery Count 2030
489 Million Total Surgeries
253 Million Conventional Surgeries
236 Million Minimally Invasive Surgeries
6.2 Million Robotic Surgeries

Robotic surgery as a percentage of overall surgeries is expected to increase from 0.4% in 2020 to 1.3 % by 2030

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Source: BIS Global Surgical Robotics Market Report 2020, https://www.robsurgical.com/market-trends/

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION
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BREAKUP OF GLOBAL SURGICAL ROBOTICS MARKET BY COMPONENT TYPE 5,460 16,774 GLOBAL SURGICAL ROBOTICS MARKET IN US$ Millions The three broad revenue segments of surgical robotics by component type : 2020 2031 Surgical Robotics Revenue by geography (US$ Millions) 907 1,737 2,816 CAGR 8% 2,116 CAGR 12% 9,536 Service System Instruments & accessories 2020 2031 Instruments and accessories as a component currently contributes to ~52% & is expected to increase to ~57% by 2031 • Surgical systems • Instruments and accessories (used per procedure) • Service (annual maintenance and upgrades) CAGR 10% 5,122 Global surgical robotics market is expected to grow at a CAGR of 11% from ~5.5 Bn USD in 2020 to ~17 Bn USD by 2031 8 © S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N CAGR 2031 2020 Geography 8.40% 8,374 3,463 America 13.00% 3,830 998 Europe 15.00% 4,343 936 Asia - Pacific 12.30% 228 63 Rest of the world

SSII Value Drivers

Clinically Validated: Two successful clinical trials completed. Over 500 successful surgeries performed using the SSi Mantra surgical robotic system . The SSi Mantra is clinically validated to perform more than 40 types of surgeries.

Innovative Product Offering: Developed by a team of world-class medical and engineering professionals: the SSi Mantra surgical robotic system, SSi Mudra surgical instruments, and the SSi Maya, an XR-based surgical robotic training platform.

Competitive Cost Advantage: SSi Mantra surgical robotic system offers a wide range of specialty applications at approximately 30% the cost of the market leader.

Attractive Market Opportunity: The global addressable market for surgical robotics is expected to reach US$17 billion by 2031. The Indian surgical robotics market alone is anticipated to reach US $313 million in 2024.

An Underserved Population: The current Robotic Systems cover mostly developed economies that accounts for almost 93% penetration, leaving only 7% penetration for almost 7 Billion people globally. India has approximately 70,000 hospitals and only 150 surgical robotic machines.

Early Adoption: Seventeen systems currently installed, eleven additional purchase orders received, and International sales have begun.

Regulatory Approvals: Indian Medical Device regulatory approval (CDSCO) secured for the SSi Mantra; FDA and CE approvals expected in 2024/2025.

Global Access: Access to 120 countries with minimal regulatory approvals or Indian Regulatory Approval acceptance.

Strong Patent Protection: An impressive IP portfolio of 88 patents, Copyrights and Trademarks, of which 26 granted.

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION
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- Current Installations : 17 (including 3 systems under evaluation with 3 of the large hospital chains in India and one system at Johns Hopkins, Baltimore for research and training purposes)
- First export of SSI Mantra system to Aster, Dubai (UAE)
- Planned Deliveries this month Dec 23 : 11 Systems
- Additional Orders expected by end of Dec 23 : ~ 10-15 systems
- Total installations expected by end of Dec 23 : 28 systems

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION
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SSI India Facility

R&D, Manufacturing & Assembly, and Operations in Gurgaon, Delhi NCR (India)

Easy proximity to Delhi International airport and excellent connectivity with all parts of the world.

55,000 sq ft space spread over two floors

Current facility has capacity for assembly of 20 systems per month

Current manpower: 180+

SSI plans to have in-house CNC and Tooling machines with larger funding within next 12 months

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION
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SSI New Facility 12 © S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N

© S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N 13 Surgical Robotic System

© S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N 14 Advanced . Affordable . Accessible Robotic Surgery

Surgeon Console

Technology Attributes


Open Ergonomics

Open Faced Console for ergonomic surgeon position

Active visibility of the hand controls, Foot Controls and the entire Operating Room

Large 32 inch 3D 4K Monitor with Head Tracking Safety Feature

Large 23 inch 2D touch monitor for system controls and DICOM applications

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION 15

Patient Side Robotic Arm Carts


3
1

Modular
Robotic Carts

Freedom of
Patient Docking

3 / 4 / 5
Patient Cart
Connectivity

Absolute Stability
Parking Locks

Smaller Individual
cart footprint

Advanced touch
screen controls

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

NADI

AUTOMATED CORONARY ANASTOMOTIC CONNECTOR



Robotic Automated Anastomotic Connector



Manual Anastomotic Connector

SS INNOVATIONS PRODUCT PRESENTATION

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

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SSi Multi - Fire Clip Applier 18 © S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N

SSI MAYA

Collaborating Medical Diagnostics with the Metaverse, Our state-of-the-art Mixed reality platform can help in :

Holographic Anatomy	Virtual Surgery Training	OR Tele-mentoring	AI Based DICOM
			



SSI Mixed Reality Headset

- Head mounted with peripheral view
- 1080P 3D HD vision
- 32” image projection for a 1m depth perception
- Two separate Left and Right eye video signals projected through an optical engine onto an opaque micro-LED screen
- Natural reconstruction of 3D image by human brain

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION
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SSI Mantra Key Advantages

Ergonomic Surgeon Console: The Surgeon is able to sit straight and visualise both hands and feet thereby reducing the learning curve. Ergonomic hand controls are extremely precise and designed to produce the least amount of strain during the surgeon’s movements.

4K 3D Resolution for the Entire Surgical Team: The Surgeon Console and Vision Cart both have a large 32-inch 3D 4K monitor with up to 10 times magnification, resulting in the best vision possible today for the surgeon and support team.

Tele-Mentoring Capabilities: With our bult in live streaming platform, Remote Proctoring is possible to make teaching and training available in the most efficient and cost-effective way.

Modular Design: The robotic arms and carts mounted individually allow the flexibility of 3 to 5 arms and better placement in relation to the procedure to avoid collision.

Multispecialty Use including Cardiac Surgery: The system can be used in all surgical specialties including the complete spectrum of cardiac surgeries.

Cost Effectiveness: The SSI Mantra is the most cost-effective surgical robotic system available globally. Per procedure costs and maintenance charges are 1/3 that of the competition.

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

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© S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N 21 Clinical Experience

© S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N 22 Clinical Validation The SSI Mantra has been clinically validated in 500+ Surgical procedures .

Current Status of SSI Mantra

16 Systems Installed, 5 more in process 2023

450+ Surgical Procedures Successfully Completed

(No Device Related Adverse Effects)

- Radical Prostatectomy with B/L PNLD
- Right Radical Nephrectomy
- Right Partial Nephrectomy
- Radical Cysto-Prostatectomy with neo bladder
- Radical Cysto-Prostatectomy with ileal conduit
- Vesicovaginal Fistula
- Radical Prostatectomy with B/L PNLD + Left inguinal hernia
- Left Radical Nephrectomy
- Left Partial Nephrectomy
- Partial Cystectomy /Cholecystectomy/ Radical Cystectomy
- Anterior Exenteration with Ileal conduit
- Radical Hysterectomy/Hysterectomy

- Ureteric reimplantation
- B/L / LT/ RT Inguinal hernia
- Thymectomy
- LIMA take down
- Uretero-ureterostomy
- Esophagectomy
- Inter-sphincteric resection
- Pancreatic Whipple
- Pyeloplasty
- Sacro-Colopexy
- Radical Adrenalectomy
- Radical Cysto-prostatectomy with ileal conduit+ Radical left Nephrectomy
- Right Nephroureterectomy
- Robot Assisted CABG

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION 23

© S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N 24 SSI India and Overseas Market Approvals Current Status

Regulatory Approvals Approved/Certified In Process of Approval/Certification 25 © S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N

Overseas Regulatory Registrations and Approvals – Current Status

Country	Distributor /Notified Body	Authority	Registration Status	Territory	Timelines
Europe	Procedo International Certification from Slovakia	EU Commission	Application initiated	All EU Countries	9 Months
Sri Lanka	SIBA HOLDINGS (PRIVATE) LIMITED	National Medicines Regulatory Authority (NMRA)	In Process, approval awaited	Sri Lanka	3 Months
Egypt	Surgical Lab	The Egyptian Drug Authority (EDA)/Ministry of Health (MOH)	In Process, approval awaited	Africa Region	2 Months
Argentina	NEWGENE BIOTECNOLOGÍA S.A	Administración Nacional de Medicamentos, Alimentos y Tecnología Médica (ANMAT)	In Process, approval awaited	Argentina	2 Months
Georgia, (Republic of)	Medea International Medical Association (MIMA)	State Regulation Agency for Medical Activities, Ministry of Labour, Health and Social Affairs.	In Process, approval awaited	Armenia, Turkey, Azerbaijan, Georgia, Kazakhstan, Moldova, Mongolia, Turkmenistan, Ukraine, Uzbekistan, Israel and Kuwait	2 Months
Indonesia	PT. NEURO MEDIKA SEJAHTERA	Ministry of Health (MOH)	Application initiated	Indonesia	2 Months
Oman	Taiba Medserv LLc	Ministry of Health (MOH)	Application initiated	Oman	3 Months

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION
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SSI Global Regulatory Approval/Registration Strategy

LIST OF 50 COUNTRIES WITHOUT MEDICAL REGULATORY APPROVAL/REGISTRATION PROCESS

African Region (AFR) - 18/47	Americas (AMR) - 12/35	European Region (EUR) - 1/54
Botswana	Antigua and Barbuda	Andorra
Burundi	Bahamas	**South-East Asia Region (SEAR) - 2/11**
Chad	Barbados	Nepal
Equatorial Guinea	Belize	Timor-Leste
Eswatini (Swaziland)	Dominica	**Western Pacific Region (WPR) - 13/27**
Gabon	Grenada	Brunei Darussalam
Gambia	Guyana	Cambodia
Guinea-Bissau	Haïti	Cook Islands
Lesotho	Saint Kitts and Nevis	Kiribati
Liberia	Saint Lucia	Marshall Islands
Madagascar	Saint Vincent and the Grenadines	Micronesia, Federated States of
Malawi	Suriname	Mongolia
Mauritius	**Eastern Mediterranean Region (EMR) - 4/21**	Nauru
Mozambique	Djibouti	Niue
Niger	Kuwait	Palau
Sao Tome and Principe	Sudan	Papua New Guinea
Seychelles	Syrian Arab Republic	Tonga
South Sudan	-	Vanuatu

SSI allowed to sell in 50 Countries without any Regulatory Approvals and 79 countries have minimal registration process.

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION

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SSi Milestones and Future Roadmap

2020
Mantra 1.0 Dev.
Animal trials
Cadaver Trials

2021 H1
Mantra 1.0 Clinical Trials
MSME Registration
Mantra 2.0 Dev.

2021 H2
ISO 13485 Certification
UDI Registration
Biocompatibility Studies

2022 H1
Mantra 2.0 Dev
Clinical Trials
Design Transfer
CDSCO Test License

2022 H2
ISO 13485 Surveillance Audit
1st System Sale
CDSCO Application

2023 H1
Obtained CDSCO License
FSC License
GeM Registration
UAE Approval

2023 H2
510(k) Q Sub.
Egypt, Sri Lanka, Guatemala Registration etc,.
FDA Consultant App.
CE MDR Remediation
13485 Surveillance Audit
Market Entry - UAE, Sri Lanka, Bangladesh, Nepal and Egypt

2024 H1
Regulatory Registration Approvals in various other countries
Obtain 510 (k) Approval
CE Agent Appointment
CE Application Submission
MDSAP Application

2024 H2
Import License Approval from various countries
Obtain MDSAP Approval
Obtain CE Approval
Canada, Brazil, AUS,
Japan Application

2025 H1
Australia, Brazil and Canada Approvals
Registration Approvals from
Other Countries

2025 H2
Japan, Mexico Approvals
China NMPA Initiation

©SUDHIR SRIVASTAVA INNOVATIONS PVT. LTD. | CONFIDENTIAL INFORMATION
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29 © S U D H I R S R I V A S T A V A I N N O V A T I O N S P V T . L T D . | C O N F I D E N T I A L I N F O R M A T I O N